UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

UNION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39089	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1425 Brickell Ave., #57B
Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 981-0630

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share and one redeemable warrant to acquire one ordinary share	LATNU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	LATN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LATNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting of Union Acquisition Corp. II (the “Company,” “we,” “us,” or “our”), which was held on April 16, 2021 (the “Extraordinary General Meeting”), holders of 18,790,786 of the Company’s ordinary shares (the “Ordinary Shares”), which represents approximately 75.163% of the Ordinary Shares outstanding and entitled to vote as the record date of March 10, 2021, were represented in person or by proxy.

At the Extraordinary General Meeting, the shareholders approved a special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”) to extend the date by which the Company must consummate an initial business combination from April 22, 2021 (which is 18 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to October 22, 2021 (which is 24 months from the closing date of the IPO). A copy of the Extension Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference (the “Business Combination Agreement”).

Approval of Extension Amendment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,320,243	250,170	220,373	N/A

In connection with the vote to approve the Extension Amendment Proposal, the holders of 6,446,836 Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.07 per share, for an aggregate redemption amount of approximately $64,898,080.62 in connection with the Extension Amendment Proposal.

Under Cayman Islands law, the Extension Amendment took effect upon approval of the Extension Amendment Proposal. Accordingly, the Company now has until October 22, 2021 to consummate its initial business combination. The approval of the Extension Amendment will provide an opportunity for the Company’s shareholders to evaluate the Company’s proposed business combination contemplated by that certain Business Combination Agreement by and among the Company, Crynssen Pharma Group Limited (“Crynssen”), Procaps Group, S.A. (“Holdco”), and OZLEM Limited, which was entered into and announced on March 31, 2021.

On April 19, 2021, the Company issued a press release announcing the results of the Extraordinary General Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed extension of the date by which the Company must consummate an initial business combination, the Company filed with the SEC a definitive proxy statement, dated March 15, 2021 (the “Extension Proxy Statement”).

The proposed business combination will be submitted to shareholders of the Company for their consideration. Holdco is expected to file a registration statement on Form F-4 with the SEC that will include a proxy statement of the Company that will also constitute a prospectus of Holdco. Each of the Company and Holdco urge investors, shareholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the business combination, as these materials will contain important information about Holdco, the Company, and Crynssen and the business combination. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for a description of the security holdings of the Company’s officers and directors and their respective interests as security holders in the consummation of the business combination. When available, the definitive proxy statement/prospectus will be mailed to the Company’s and Holdco’s shareholder. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Union Acquisition Corp. II, 1425 Brickell Ave., #57B, Miami, FL 33131 or Procaps Group, S.A., 9 rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg.

Participants in Solicitation

The Company, Holdco and Crynssen and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which was filed with the SEC on December 30, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction.

Forward-Looking Statements

This information in the Current Report on Form 8-K includes certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the products offered by Crynssen and the markets in which it operates, and Holdco’s projected future results. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements also include projected financial information, including revenue, gross profit, Adjusted EBITDA margin and free cash flow; the expected gross cash proceeds from the transaction; expected future capitalization; the expected listing of the shares of Holdco and the closing of the transaction; expectations relating to Holdco’s ability to invest in growth and new product categories and capitalize on favorable regional dynamics through organic and inorganic growth; estimated product launches in next three years; belief that Holdco will be sufficiently capitalized to provide innovative solutions and drive growth initiatives; and expected synergies through innovation, economies of scale and lower cost of capital; and expected LatAm pharma sales, healthcare expenditures and boost in demand from an aging LatAm populatin. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain another extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the adoption of the Business Combination Agreement by the shareholders of the Company and Crynssen, the satisfaction of the minimum trust account amount following redemptions by the Company’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the impact of COVID-19 on Crynssen’s business and/or the ability of the parties to complete the potential business combination; (vii) the effect of the announcement or pendency of the proposed business combination on Crynssen’s business relationships, performance, and business generally, (viii) risks that the proposed business combination disrupt current plans and operations of Crynssen and potential difficulties in Crynssen’s employee retention as a result of the proposed business combination, (ix) the outcome of any legal proceedings that may be instituted against the Company, Holdco or Crynssen related to the Business Combination Agreement or the proposed business combination, (x) the ability to maintain the listing of the Company’s securities on the NASDAQ Stock Market, (xi) the price of the Company’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Crynssen operates, variations in performance across competitors, changes in laws and regulations affecting Crynssen’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Crynssen operates, (xiv) the risk that Crynssen and its current and future collaborators are unable to successfully develop and commercialize Crynssen’s products, or experience significant delays in doing so, (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xviii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk of product liability or regulatory lawsuits or proceedings relating to Crynssen’s products and services; (xxii) the risk that Crynssen is unable to secure or protect its intellectual property; and (xxiii) the risk that the post-combination company’s securities will not be approved for listing on the NASDAQ Stock Market or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-1 related to the Company’s initial public offering, the proxy statement/prospectus discussed above and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Holdco, the Company and Crynssen assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Holdco, the Company nor Crynssen gives any assurance that either Holdco, the Company or Crynssen will achieve its expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association
99.1	Press Release, dated April 19, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2021	Union Acquisition Corp. II

	By:	/s/ Kyle P. Bransfield
	Name:	Kyle P. Bransfield
	Title:	Chief Executive Officer

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